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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 19, 2001
Date of Report (date of earliest event reported)

FIRST VIRTUAL COMMUNICATIONS, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-23305 (Commission File Number)	77-0357037 (I.R.S. Employer Identification No.)

3393 Octavius Drive
Santa Clara, California 95054
(Address of principal executive offices)

Registrant's telephone number, including area code: (408) 567-7200

N/A
(Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 7.(a) Financial statements of businesses acquired.

    The financial statements of CUseeMe Networks, Inc. ("CUseeMe") for the years ended December 31, 2000 and December 31, 1999, and for the interim period ended March 31, 2001, as required by this item, are incorporated by reference to the Registration Statement on Form S-4/A of First Virtual Communications, Inc. ("First Virtual Communications") filed on May 16, 2001 (Registration No. 333-59480).

ITEM 7.(b) Pro forma financial information.

    On June 19, 2001, First Virtual Communications, Inc., a Delaware corporation ("First Virtual Communications") completed a merger with CUseeMe Networks, Inc. ("CUseeMe"), a Delaware corporation (the "Merger"). The Merger was effected in accordance with the Agreement and Plan of Merger and Reorganization, dated as of March 22, 2001 (the "Agreement"), by and among First Virtual Communications, FVC Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of First Virtual Communications ("Merger Sub"), and CUseeMe, pursuant to which Merger Sub was merged with and into CUseeMe, and CUseeMe became a wholly-owned subsidiary of First Virtual Communications. Pursuant to the Agreement, upon consummation of the Merger on June 19, 2001, each share of CUseeMe common stock was converted into the right to receive 1.254 shares of First Virtual Communications common stock.

    The unaudited pro forma combined condensed financial statements required by this item are incorporated herein by reference to Exhibit 99.2 which is filed with this Form 8-K/A and is incorporated herein in its entirety.

ITEM 7.(c) Exhibits.

23.1	Consent of Ernst & Young LLP.
99.1
Joint Proxy Statement Prospectus dated May 22, 2001 (incorporated by reference to the Corporation's Registration Statement on Form S-4/A, Registration Statement No. 333-59480) previously filed on May 16, 2001.
99.2	Unaudited Pro Forma Combined Condensed Statements of Operation.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST VIRTUAL COMMUNICATIONS
By:	/s/ RANDY ACRES Randy Acres Vice President, Finance and Chief Financial Officer (Principal Accounting Officer and Officer duly authorized to sign this report on behalf of registrant)

Date: August 31, 2001

INDEX TO EXHIBITS

23.1	Consent of Ernst & Young LLP.
99.1
Joint Proxy Statement Prospectus dated May 22, 2001 (incorporated by reference to the Corporation's Registration Statement on Form S-4/A, Registration Statement No. 333-59480) previously filed on May 16, 2001.
99.2	Unaudited Pro Forma Combined Condensed Statements of Operation.

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
  ITEM 7.(a) Financial statements of businesses acquired.
  ITEM 7.(b) Pro forma financial information.
  ITEM 7.(c) Exhibits.
SIGNATURE
INDEX TO EXHIBITS